Exhibit 4.1

ELI LILLY SERVICES, INC.
as Issuer
and
ELI LILLY AND COMPANY
as Guarantor
and
CITIBANK, N.A.
as Trustee

INDENTURE
Dated as of August 9, 2005

CROSS-REFERENCE TABLE

TIA		Indenture
Section		Section
310(a)	(1)	7.08
(a)	(2)	7.08
(a)	(3)	N.A.
(a)	(4)	N.A.
(a)	(5)	N.A.
(b)		7.08, 7.09
(c)		N.A.
311(a)		7.13
(b)		N.A.
(c)		N.A.
312(a)		N.A.
(b)		N.A.
(c)		N.A.
313(a)		N.A.
(b)		N.A.
(c)		N.A.
(d)		N.A.
314(a)		5.06, 5.07
(b)		N.A.
(c)		N.A.
(d)		N.A.
(e)		N.A.
(f)		N.A.
315(a)		7.02
(b)		N.A.
(c)		N.A.
(d)		N.A.
(e)		N.A.
316(a)		6.06
(b)		6.04
(c)		8.02
317(a)		5.05, 6.02
(b)		5.05, 7.05
318(a)		1.05
 I

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-ii-

-iii-

     INDENTURE, dated as of August 9, 2005, among Eli Lilly Services, Inc., a British Virgin Islands corporation (the “Company”), Eli Lilly and Company, an Indiana corporation (the “Guarantor”), and Citibank, N.A., a national banking association duly incorporated and existing under the laws of the United States of America, as trustee (the “Trustee”).
     WHEREAS the Company has duly authorized the issue, in one or more series as in this Indenture provided, from time to time of its debt securities (hereinafter called the “Securities”), and the Guarantor has duly authorized the guarantee, by the Guarantor, to the extent so provided for in accordance herewith, of certain Securities, and to provide the general terms and conditions upon which the Securities and the related guarantees are to be authenticated, issued and delivered, each of the Company and the Guarantor has duly authorized the execution and delivery of this Indenture; and
     WHEREAS, the Trustee has the power to enter into this Indenture and to accept and execute the trusts herein created.
     NOW THEREFORE, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Securities:
I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
1.01 Definitions.
     The following terms (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined (either directly or by reference) in the Trust Indenture Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings so assigned to such terms.
     “Authenticating Agent” means any agent of the Trustee which at any time shall be appointed and acting pursuant to the provisions of Section 7.12.
     “Authorized Newspaper” means a newspaper of general circulation in the specified place of publication, or, if no such place is specified, in New York City, printed in the English language or in an official language of the country of publication and customarily published on each Business Day of the year, whether or not such newspaper is published on Saturdays, Sundays, or legal holidays. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or different newspapers in the same place of publication meeting the foregoing requirements and in each case on any Business Day.
     “Authorized Officer” means the Chairman of the Board of Directors, the President or any Vice President, the Treasurer, any Assistant Treasurer, the Controller, any assistant Controller, the Secretary or any Assistant Secretary of the Company or the Guarantor, as the case requires.

     “Bankruptcy Law” means Title 11, U.S. Code, or any similar U.S. Federal or State law for the relief of debtors.
     “Bearer Security” means any Security in the form of bearer securities established pursuant to Section 2.03 that is payable to bearer, including any coupons appertaining thereto, unless (i) the context otherwise indicates or (ii) the term “coupon” is separately employed for purposes of clarity.
     “Board of Directors” means the Board of Directors of the Company or the Guarantor, as the case requires, or any duly authorized committee of such Board or any officers of the Company or the Guarantor, as the case requires, duly authorized so to act by such Board.
     “Board Resolution” means a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary, or by another appropriate officer, of the Company or the Guarantor, as the case requires, to have been duly adopted by the Board of Directors of the Company or the Guarantor, as the case requires, and to be in force and effect on the date of such certification and delivered to the Trustee.
     “Business Day,” when used with respect to any Place of Payment or in conjunction with the name of a city, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or city are authorized or obligated by or pursuant to law, regulation or executive order to close, and shall otherwise mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions at the place where any specified act pursuant to this Indenture is to occur are authorized or obligated by or pursuant to law, regulation or executive order to close.
     “Commission” means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, as amended, or, if at any time after the execution and delivery of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
     “Company Designation” has the meaning specified in Section 4.02.
     “Corporate Trust Office” means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 388 Greenwich Street, 14th Floor, New York, New York 10013, Attention: Citibank Agency & Trust, or such other address as the Trustee may designate from time to time by notice to the Holders, the Company and the Guarantor, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders, the Company and the Guarantor).
     “corporation” includes corporations, associations, companies and business trusts.
     “coupon” means any interest coupon appertaining to a Bearer Security.
     “debt securities” means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.

     “Defaulted Interest” has the meaning specified in Section 3.07.
     “Depositary” means, with respect to the Securities of any series issuable or issued in whole or part in the form of one or more Global Securities, the Person designated as Depositary pursuant to Section 3.01 until a successor Depositary shall have became such pursuant to the applicable provisions of this Indenture, and thereafter “Depositary” shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, “Depositary” as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.
     “Discharged” means that the Company and the Guarantor will be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of the series as to which Section 12.02 is specified as applicable and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, will execute proper instruments acknowledging the same), except that the following will survive such discharge: (i) the rights of Holders thereof to receive, from the trust fund described in Section 12.02(B)(i), payment of the principal of and the interest, if any, on such Securities when such payments are due, (ii) the Company’s obligations with respect to such Securities under Sections 3.05 and 3.06 (insofar as applicable to Securities of such series), 5.02 and 12.02 and the Company’s obligations to the Trustee under Section 7.06, (iii) the rights of Holders of Securities of any series with respect to the currency or currency units in which they are to receive payments of principal, premium, if any, and interest, (iv) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (v) if such series is a Guaranteed Series, the obligations, if any, of the Guarantor pursuant to the Parent Guarantee of such Guaranteed Series with respect to the aforementioned clauses (i) through (iv). The Company will reimburse the trust fund for any loss suffered by it as a result of any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or Foreign Government Securities, as the case may be, or any principal or interest paid on such obligations, and, subject to the provisions of Section 7.06, will indemnify the Trustee against any claims made against the Trustee in connection with any such loss.
     “Dollar” and “$” mean the coin or currency of the United States which, at the time of payment, is legal tender for the payment of public and private debts.
     “Dollar Determination Agent” means a New York clearing house bank appointed by the Company.
     “Event of Default” has the meaning specified in Section 6.01.
     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
     “Exchange Rate Agent” means the entity appointed by the Company pursuant to Section 8.02.
     “Foreign Currency” means a currency issued by the government of any country other than the United States of America.

     “Foreign Government Securities” means, with respect to Securities of any series that are denominated in a Foreign Currency, securities that are (i) direct obligations denominated and payable in such Foreign Currency of the government that issued or caused to be issued such currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof.
     “Global Security” means a Registered Security or Bearer Security evidencing all or part of a series of Securities issued to the Depositary for such series in accordance with Section 3.03.
     “Guaranteed Series” means a series of Securities issued hereunder the terms of which, as established pursuant to, or as contemplated by, Section 3.01, or pursuant to a supplemental indenture in accordance with Article X, provide for the Guarantor to guarantee, pursuant to a Parent Guarantee, payments and/or other obligations with respect to any Security of such series.
     “Holder,” with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Security Register, and, with respect to a Bearer Security or a coupon, means the bearer thereof.
     “Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the form and terms of particular series of Securities established as contemplated by Section 3.01.
     “interest,” when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity.
     “Interest Payment Date,” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.
     “mandatory sinking fund payment” has the meaning specified in Section 4.05.
     “maturity,” when used with respect to any Security, means the date on which the principal (or a portion thereof) of such Security becomes due and payable as therein or herein provided, whether at Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.
     “Officers’ Certificate” means a certificate signed by an Authorized Officer of the Company or the Guarantor, as the case requires, and delivered to the Trustee.
     “Opinion of Counsel” means a written opinion of counsel, who may be counsel for or an employee of the Company or the Guarantor, which is reasonably acceptable in form and substance to the Trustee.
     “optional sinking fund payment” has the meaning specified in Section 4.05.

     “Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.
     “Outstanding,” when used with reference to Securities, subject to the provisions of Section 8.03, means, as of any particular time, all Securities authenticated and delivered by the Trustee under this indenture, except:
     (A) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
     (B) Securities, or portions thereof, for the payment or redemption of which moneys or, as provided in Section 12.02 hereof, Foreign Government Securities or U.S. Government Obligations, as the case may be, in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or (except for purposes of Section 12.01) shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent); provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article IV or provision satisfactory to the Trustee shall have been made for giving such notice; and
     (C) Securities in lieu of or in substitution for which other Securities shall have been duly authenticated and delivered pursuant to Section 3.06;
provided, however, that, in determining whether the Holders of the requisite principal amount of Outstanding Securities have taken any action, given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the maturity thereof pursuant to Section 6.01.
     “Parent Guarantee” means a guarantee, by the Guarantor, of payments and/or other obligations in respect of Securities of a Guaranteed Series, the terms of which guarantee are as established pursuant to, or as contemplated by, Section 3.01, or pursuant to a supplemental indenture in accordance with Article X.
     “Paying Agent” means any Person authorized by the Company to pay the principal of, premium, if any, and interest, if any, on any Securities on behalf of the Company.
     “Person” or “person” means an individual, a corporation, a partnership, a trust, a joint venture, an association, a joint stock company, an unincorporated organization or a government or any agency or political subdivision thereof.
     “Place of Payment,” when used with respect to the Securities of any series, means the principal office of the Trustee or such other place or places where the principal of, premium, if any, and interest, if any, on the Securities of that series are payable as specified in accordance with Section 3.01.

     “Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security duly authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
     “redemption date,” when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture or the terms of such Security, as applicable.
     “redemption price”, when used with respect to any Security to be redeemed, means the price (exclusive of accrued interest, if any) at which it is to be redeemed pursuant to this Indenture or the terms of such Security, as applicable.
     “Registered Security” means any Security in the form of registered securities established pursuant to Section 2.03 that is registered in the Security Register.
     “Regular Record Date” for the interest payable on any Interest Payment Date on the Registered Securities of any series means the day specified for that purpose as contemplated by Section 3.01, whether or not such day shall be a Business Day.
     “Required Currency” has the meaning specified in Section 1.13.
     “Responsible Officer,” when used with respect to the Trustee, means any Senior Trust Officer or Trust Officer of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.
     “Rule 144A Guaranteed Series” means a series of Securities issued hereunder, which series is both a Rule 144A Series and a Guaranteed Series.
     “Rule 144A Series” means a series of Securities issued hereunder the terms of which, as established pursuant to Section 3.01, or pursuant to a supplemental indenture in accordance with Article X, specifically provide that such series shall be a “Rule 144A Series.”
     “Rule 144A Unguaranteed Series” means a series of Securities issued hereunder, which series is a Rule 144A Series but not a Guaranteed Series.
     “Securities Act” means the U.S. Securities Act of 1933, as amended.
     “Security” or “Securities” means one or more, as the case may be, of the Company’s debt securities authenticated and delivered under this Indenture, which may be Registered Securities or Bearer Securities, and which may or may not have a Parent Guarantee endorsed thereon by the Guarantor in accordance with this Indenture.
     “Security Register” and “Security Registrar” have the respective meanings specified in Section 3.05.

     “Special Record Date” for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 3.07.
     “Stated Maturity,” when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest, as the case may be, as the fixed date on which the principal of such Security or such installment of principal or interest, as the case may be, is due and payable.
     “stock” includes any and all shares, interests, participations or other equivalents (however designated) of corporate stock.
     “Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
     “Trust Indenture Act” means the U.S. Trust Indenture Act of 1939, as amended.
     “Trustee Selection” has the meaning specified in Section 4.02.
     “United States” means the United States of America (including the States thereof and the District of Columbia), its territories and possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.
     “United States Person” has the meaning as determined by Section 3.01(W).
     “U.S. Government Obligations” means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specified payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.
     “voting stock,” as applied to the stock of any corporation, means stock having ordinary voting power for the election of directors of such corporation, other than stock having such power only by reason of the happening of a contingency.

1.02 Form of Documents Delivered to Trustee.
     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
     Any certificate, statement or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to the matters upon which his certificate, statement or opinion is based is erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate, statement or opinion of or representations by an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate, statement or opinion or representation with respect to such matters is erroneous.
     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
1.03 Notices, Etc., to Trustee, the Company and the Guarantor.
     Any request, demand, authorization, direction, notice, consent, waiver or act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
     (A) the Trustee by any Holder or by the Company or the Guarantor shall be made, given, furnished or filed in writing to or with the Trustee at the Corporate Trust Office of the Trustee, and, unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its actual receipt by a Responsible Officer of the Trustee;
     (B) the Company by the Trustee, the Guarantor or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at Lilly Corporate Center, Indianapolis, Indiana 46285, Attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company; or
     (C) the Guarantor by the Trustee, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Guarantor, as the case may be, addressed to it at Lilly Corporate Center, Indianapolis, Indiana 46285, Attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Guarantor.

1.04 Notice to Holders; Waiver.
     (A) Where this Indenture provides for notice to Holders of Registered Securities of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security, at his address as it appears in the Security Register, not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice, and in the event of suspension of regular mail service or for any other reason it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification to Holders of Registered Securities shall be made in the manner specified in
Section 1.04(B) and such notification shall constitute sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Securities or the sufficiency of any notice by publication to Holders of Securities given as provided in Section 1.04(B).
     (B) Where this Indenture provides for notice to Holders of Bearer Securities, or where there has been a suspension of regular mail service or for any other reason it is impracticable to give notice to Holders of Registered securities by mail, such notice shall be sufficiently given if published on a Business Day in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland, in London and, if the Securities of such series are then listed on the Luxembourg Stock Exchange, in Luxembourg and if the Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States, or, if not practicable in any required city, in London, such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice as provided in this Section 1.04(B), then such notification shall be given in the manner reasonably approved by Trustee and shall constitute sufficient notice to such Holders for every purpose under this Section 1.04(B). Neither failure to give notice by publication as provided in this Section 1.04(B), nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided in Section 1.04(A).
     (C) Where this indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
     (D) Any request, demand, authorization, notice, consent, election, waiver or other act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

1.05 Conflict With Trust Indenture Act.
     If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the Trust Indenture Act, the required provision of the Trust Indenture Act shall control.
1.06 Effect of Headings and Table of Contents.
     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
1.07 Successors and Assigns.
     All covenants and agreements in this Indenture by the Company or the Guarantor, as the case maybe, shall bind their respective successors and assigns, whether so expressed or not.
1.08 Separability Clause.
     In case any provision in this Indenture or in the Securities or the Parent Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
1.09 Benefits of Indenture.
     Nothing in this Indenture or in the Securities or the Parent Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.
1.10 Governing Law.
     This Indenture, the Securities and the Parent Guarantees shall be governed by and construed in accordance with the laws of the State of Now York.
1.11 Legal Holidays.
     Unless otherwise provided by, or pursuant to, Section 3.01, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of the principal of, premium, if any, or interest, if any, on such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or redemption date, or at the Stated Maturity, provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

1.12 Moneys of Different Currencies to be Segregated.
     The Trustee shall segregate moneys, funds and accounts held by the Trustee hereunder in one currency (or unit thereof) from any moneys, funds or accounts in any other currencies (or units thereof), notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.
1.13 Payment to be in Proper Currency.
     In the case of any Security denominated in any particular currency or currency unit (the “Required Currency”), except as otherwise provided herein, therein or in or pursuant to the related Board Resolution(s) or supplemental indenture establishing the series of such Security as provided herein, the obligation of the Company to make any payment of principal of, premium, if any, or interest, if any, thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency or currency unit other than the Required Currency, except to the extent that such tender or recovery, if exchanged for the Required Currency by the Trustee at its election as provided in the next sentence, shall result in the Trustee timely holding the full amount of the Required Currency then due and payable.
     Neither the Trustee nor any Paying Agent shall be obligated to make any payment in any currency or currency unit other than the currency or currency unit tendered to, or recovered by, the Trustee or such Paying Agent. Notwithstanding the foregoing, if any such tender or recovery is made in other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such other currency or currency unit for the Required Currency.
1.14 Counterparts.
     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
1.15 No Adverse Interpretation of Other Agreements.
     This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company, the Guarantor or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.
1.16 Rules of Construction.
     Unless the context otherwise requires:
     (A) a term has the meaning assigned to it;
     (B) “or” is not exclusive;
     (C) words in the singular include the plural and in the plural include the singular;
     (D) provisions apply to successive events and transactions;

     (E) “including” means “including without limitation”; and
     (F) “herein,” “hereof” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision of this Indenture.
II. SECURITY FORMS
2.01 Forms Generally.
     The Securities of each series (and, if such series is a Guaranteed Series, the Parent Guarantee to be endorsed on Securities of such series) shall be in substantially the form as shall be established by or pursuant to a Board Resolution of the Company (and, if such series is a Guaranteed Series, a Board Resolution of the Guarantor) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution of the Securities. If the form of Securities of any series and any related Parent Guarantee is established by action taken pursuant to one or more Board Resolution(s), a copy of an appropriate record of any such action taken shall be certified by the Secretary or an Assistant Secretary, or another appropriate officer, of the Company or the Guarantor, as the case may be, and delivered to the Trustee at or prior to the delivery of the written order(s) contemplated by Section 3.03 for the authentication and delivery of the initial Securities of each series. Any such Board Resolution or record of such action shall have attached thereto a true and correct copy of the form of Security and any Parent Guarantee referred to therein approved by or pursuant to such Board Resolution(s).
     The Trustee’s certificate of authentication shall be in substantially the form set forth in this Article II.
2.02 Form of Trustee’s Certificate of Authentication.
     The Trustee’s certificate of authentication on all Securities shall be in substantially the following form:
     This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.
Citibank, N.A., as Trustee
By:
                    Authorized Signatory
Dated:

2.03 Forms of Securities.
     Each Security (and, if such Security is of a Guaranteed Series, the Parent Guarantee to be endorsed thereon) shall be in one of the forms approved from time to time by or pursuant to a Board Resolution of the Company (and, if such Security is of a Guaranteed Series, a Board Resolution of the Guarantor) or one or more indentures supplemental hereto which shall set forth the information required by Section 3.01. Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 3.01, the Securities of a series shall be issuable in whole or in part (i) in bearer form, with interest coupons attached, (ii) in registered and bearer form or (iii) in the form of one or more Global Securities.
III. THE SECURITIES
3.01 Amount Unlimited; Issuable in Series.
     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.
     The Securities may be issued in one or more series, and each such series shall, except as otherwise provided as contemplated by this Section 3.01, rank equally and pari passu with all other unsecured and unsubordinated indebtedness of the Company. There shall be established, in or pursuant to a Board Resolution of the Company (and, if such series is a Guaranteed Series, a Board Resolution of the Guarantor), and set forth in an Officers’ Certificate of the Company (and, if such series is a Guaranteed Series, an Officer’s Certificate of the Guarantor), or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,
     (A) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities, except to the extent that additional Securities of an existing series are being, or will be, issued);
     (B) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 4.03 or 10.04);
     (C) the date or dates on which the principal and premium, if any, on the Securities of the series are payable or the method of determination thereof;
     (D) the rate or rates (which may be fixed or variable), or the method of determination thereof, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, or the method of determination thereof, the Interest Payment Dates on which such interest shall be payable and (in the case of Registered Securities) the Regular Record Date for the interest payable on any Interest Payment Date;

     (E) if other than such currency of the United States as at the time of payment is legal tender for payment of public or private debts, the currency or currencies or currency unit or units in which payment of the principal of, premium, if any, or interest, if any, on the Securities of the series shall be payable and the Dollar Determination Agent, if any, for such series;
     (F) if the principal of, premium if any, or interest, if any, on the Securities of the series are to be payable, at the election of the Company, the Guarantor or a Holder, in a currency or currencies or currency unit or units other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made or the other circumstances under which any of such Securities are to be so payable, and any provision requiring the Holder to bear currency exchange costs by deduction from such payments;
     (G) if the amount of payments of principal of, premium, if any, or interest, if any, on any of the Securities of the series may be determined with reference to an index, formula, or other method based on (i) a currency or currencies, or currency unit or units, or in such other commodity as permitted, other than that in which such Securities are stated to be payable, or (ii) any method not inconsistent with the provisions of this Indenture specified in or pursuant to such Board Resolution(s) or supplemental indenture(s), then, in either case (i) or (ii), the manner in which such amounts shall be determined;
     (H) the place or places where the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable;
     (I) if applicable, the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company or the Guarantor;
     (J) if applicable, the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Holders;
     (K) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;
     (L) the terms of any right to convert or exchange Securities of the series, either at the option of the Holder thereof, the Company or the Guarantor, into or for shares of common stock of the Company or the Guarantor or other securities or property (whether of the Company, the Guarantor or any other Person), including, without limitation, the period or periods within which and the price or prices (including adjustments thereto) at which any Securities of the series shall be converted or exchanged, in whole or in part;
     (M) whether Bearer Securities of the series are to be issuable and, if so, provisions with respect thereto, if different from the provisions herein relating to Bearer Securities;

     (N) if Bearer Securities of the series are to be issuable, (i) whether interest in respect of any portion of a temporary Global Security (representing all of the Outstanding Bearer Securities of the series) payable in respect of any Interest Payment Date prior to the exchange of such temporary Security for definitive Securities in the series shall be paid to any Depositary with respect to the portion of such temporary Global Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by such Depositary will be credited to the Persons entitled to interest payable on such Interest Payment Date; and (ii) the terms upon which interests in such temporary Global Security may be exchanged for interests in a permanent Global Security or for definitive Securities of the series and the terms upon which interests in a permanent Global Security, if any, may be exchanged for definitive Securities of the series;
     (O) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities;
     (P) the denominations in which Registered Securities of the series, if any, shall be issuable, if other than the denominations of $1,000 and any integral multiple thereof, and the denominations in which Bearer Securities of the series, if any, shall be issuable if other than the denomination of $5,000;
     (Q) if other than the principal amount thereof, the portion of the principal amount of any of the Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;
     (R) the application, if any, of Section 12.02, or such other means of satisfaction and discharge as may be specified for the Securities of the series;
     (S) whether the Securities of the series, in whole or any specified part, shall be defeasible and, if so, the provisions relating thereto and the manner in which any election by the Company or the Guarantor to defease such Securities shall be evidenced;
     (T) any modification to the definitions set forth in Section 1.01 which shall apply to Securities of the series;
     (U) any deletions from or modifications of or additions to the Events of Default set forth in Section 6.01 which apply to the Securities of the series, and any other modifications to Article VI;
     (V) any deletions from or modifications of or additions to the covenants set forth in Article V which apply to the Securities of the series;
     (W) whether and under what circumstances and with what procedures and documentation the Company will pay additional amounts on any of the Securities of the series to any Holder who is not a United States Person (including a definition of such term), in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay additional amounts (and the terms of any such option);

     (X) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary Global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.04;
     (Y) any exceptions to Section 1.11, or variation in the definition of Business Day, with respect to the Securities of the series;
     (Z) any limitations on the rights of the Holders of the Securities of the Series to transfer or exchange such Securities or to obtain the registration of transfer thereof;
     (AA) whether any payment or other obligations on Securities of such series are to be secured by any property and, if so, the nature of such security and provisions related thereto;
     (BB) whether payment of amounts due with respect to Securities of such series is subordinated in right of payment to the prior payment of any other indebtedness, and, if so, the extent and in the manner of such subordinations and any other provisions relating thereto;
     (CC) any terms or provisions (if different from the provisions herein relating thereto) applicable to “original issue discount” (as that term is defined in the Internal Revenue Code of 1986 and the regulations thereunder), if any, including the rate or rates at which such original issue discount, if any, shall accrue;
     (DD) the form of the Securities of the series (including legends, if any, to be imprinted thereon and the circumstances, if any, which require the imprinting of such legends);
     (EE) whether such series is a Guaranteed Series and, if so, the form and terms of the Parent Guarantee to be endorsed on such Securities, and the provisions relating to such Parent Guarantee, in each case if different from that provided for in Article XV;
     (FF) whether such series is a Rule 144A Series and, if so, any provisions relating to such Rule 144A Series that may be different from, or in addition to, those provided herein; and
     (GG) any other terms of the series.
     If any of the terms of the series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action shall be delivered to the Trustee at or prior to the initial issuance of Securities of such series.
3.02 Denominations.
     Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, and except as provided in Section 3.03, the Registered Securities of each series, if any, shall be issuable in denominations of $1,000 and any integral multiple thereof and the

Bearer Securities of each series, if any, shall be issuable in the denomination of $5,000. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the reasonable approval of the Trustee.
3.03 Execution, Authentication, Delivery and Dating.
     The Securities shall be signed on behalf of the Company by an Authorized Officer of the Company. Such signatures may be manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced on the Securities. Any coupons shall be executed on behalf of the Company by the manual or facsimile signature of any such authorized officer of the Company. If such Securities are of a Guaranteed Series, the Parent Guarantees to be endorsed on such Securities shall, unless otherwise provided as contemplated by Section 3.01, be executed and delivered in accordance with Article XV.
     Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder.
     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company (and, if such series is a Guaranteed Series, with a Parent Guarantee endorsed thereon executed by the Guarantor) to the Trustee for authentication. The Trustee shall thereupon authenticate and deliver such Securities to or upon the written order of the Company, signed by an Authorized Officer of the Company (accompanied, if such Securities are of a Guaranteed Series, by a written order of the Guarantor, signed by an Authorized Officer of the Guarantor, approving the terms and delivery of the Parent Guarantees to be endorsed on such Securities), or pursuant to such procedures acceptable to the Trustee and such recipients, without any further action by the Company (or the Guarantor); provided, however, that, in connection with its original issuance, a Bearer Security may be delivered only outside the United States and only if the Company and the Guarantor or their respective agent(s) shall have received from the person entitled to delivery of such Bearer Security a certificate or certificates addressing such matters as may be reasonably requested by the Company, the Guarantor or the Trustee and in a form reasonably satisfactory to the Company and the Trustee. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon the documents specified in Section 314 of the Trust Indenture Act, and in addition:

     (A) the instrument or instruments establishing the form or forms and terms of the Securities of such series (and, if such series is a Guaranteed Series, the Parent Guarantee to be endorsed thereon), as provided in Sections 2.01 and 3.01;
     (B) an Opinion of Counsel prepared in accordance with Section 1.02, which shall also state:
     (i) (1) the forms of such Securities have been duly authorized by the Company, (2) (if such Securities are of a Guaranteed Series) the forms of the Parent Guarantees to be endorsed thereon have been duly authorized by the Guarantor, and (3) the forms of the Securities (and, if such Securities are of a Guaranteed Series, such Parent Guarantees) have been established in conformity with the provisions of this Indenture;
     (ii) (1) the terms of such Securities have been duly authorized by the Company (and, if such Securities are of a Guaranteed Series, the Guarantor), (2) (if such Securities are of a Guaranteed Series) the terms of the Parent Guarantees to be endorsed thereon have been duly authorized by the Guarantor, and (3) the terms of the Securities (and, if such Securities are of a Guaranteed Series, such Parent Guarantees) have been established in conformity with the provisions of this Indenture;
     (iii) that the supplemental indenture, if any, establishing such series, when executed and delivered by the Company, the Guarantor and the Trustee, will constitute a valid and legally binding obligation of the Company the Guarantor, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors’ rights, including, without limitation, bankruptcy and insolvency laws, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and
     (iv) that such Securities (and, if such Securities are of a Guaranteed Series, the Parent Guarantees endorsed thereon), when authenticated and delivered by the Trustee and issued by the Company (and, if such Securities are of a Guaranteed Series, the Guarantor) in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company (and, if such Securities are of a Guaranteed Series, the Guarantor) entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors’ rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     The Trustee shall have the right to decline to authenticate and deliver the Securities of such series if the Trustee reasonably determines that such action may not lawfully be taken, would expose the Trustee to personal liability or would add to the obligations and duties of the Trustee hereunder in any material respect. In addition, prior to the authentication upon original issuance of the first Security of a series to be issued, which is denominated in a Foreign Currency or currency unit, the Trustee shall have the right to decline to authenticate and deliver any

Securities of such series if the Trustee determines in its reasonable discretion that it would not be able to properly fulfill its obligations hereunder in respect of such Securities or to do so would be unduly burdensome to the Trustee.
     If the Company (and, if such series is a Guaranteed Series, the Guarantor) shall establish, pursuant to or as contemplated by Section 3.01, that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section 3.03, authenticate and deliver (and, if such series is a Guaranteed Series, the Guarantor shall endorse a Parent Guarantee thereon) one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instruction, and (iv) shall bear a legend to substantially the following effect:
“Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or to a nominee of such successor Depositary.”
     Each Depositary designated pursuant to or as contemplated by Section 3.01 for a Global Security in registered form to be delivered in the United States must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.
     Each Registered Security shall be dated the date of its authentication. Each Bearer Security shall be dated as of the date specified pursuant to or as contemplated by Section 3.01.
     Notwithstanding the provisions of Section 3.01 and of this Section 3.03, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers’ Certificate(s) otherwise required pursuant to Section 3.01 or the written order of the Company (and, if applicable, of the Guarantor) and Opinion of Counsel otherwise required pursuant to this Section 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.
3.04 Temporary Securities.
     Pending the preparation of a permanent Global Security or definitive Securities of any series, the Company may execute, and upon compliance with Section 3.03, the Trustee shall authenticate and deliver (and, if such Securities are of a Guaranteed Series, the Guarantor shall endorse a Parent Guarantee thereon), temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and coupons may determine, as evidenced by their execution of such Securities and coupons. In the case of Securities of any series, such temporary securities may be in global form, representing all or a portion of the Outstanding Securities of such series.
     If temporary Securities of any series are issued, the Company will cause definitive Securities (with, if such Securities are of a Guaranteed Series, Parent Guarantees endorsed thereon by the Guarantor) of that series to be prepared without unreasonable delay. Except as otherwise specified as contemplated by Section 3.01 with respect to a series of Securities issuable as Bearer Securities, (i) after the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series (with, if such series is a Guaranteed Series, Parent Guarantees endorsed thereon) upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for such series and (ii) upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor (and, if such series is a Guaranteed Series, the Guarantor shall endorse a Parent Guarantee thereon) a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Security unless the Company and the Guarantor, or their respective agents, shall have received from the person entitled to receive the definitive Bearer Security a certificate or certificates addressing such matters as may be reasonably requested by the Company, the Guarantor or the Trustee and in a form reasonably satisfactory to the Company, the Guarantor and the Trustee; provided further that delivery of a Bearer Security shall occur only outside the United States; provided further that neither a beneficial interest in a permanent Global Security in bearer form nor a definitive Bearer Security will be issued if the Company or the Guarantor has reason to know that any such certificate is false. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this indenture as definitive Securities of such series except as otherwise specified as contemplated by Section 3.01 with respect to the payment of interest on Securities in temporary form. Such exchanges shall be made by the Company at its expense and without any charge therefor.
3.05 Registration; Registration of Transfer and Exchange.
     The Company shall cause to be kept for each series of Registered Securities at one of the offices or agencies maintained in accordance with Section 5.02 a register or registers herein sometimes collectively referred to as the “Security Register” in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of such Registered Securities and of transfers of such Registered Securities. Said office or agency is hereby appointed the “Security Registrar” for the purpose of registering such Registered Securities and transfers of such Registered Securities as herein provided.
     Upon surrender for registration of transfer of any Registered Security of any series at an office or agency maintained in accordance with Section 5.02, the Company shall execute, and the Trustee shall authenticate and deliver (and, if such series is a Guaranteed Series, the

Guarantor will endorse a Parent Guarantee thereon), in the name of the designated transferee or transferees, one or more new Registered Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.
     In no case shall there be more than one Security Register for a series of Registered Securities.
     At the option of the Holder, Registered Securities of any series (except a Global Security) may be exchanged for other Registered Securities of the same series and of like tenor (with, if such series is a Guaranteed Series, Parent Guarantees endorsed thereon), of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Registered Securities to be exchanged at an office or agency maintained in accordance with Section 5.02. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver (and, if such Securities are of a Guaranteed Series, the Guarantor shall endorse a Parent Guarantee thereon), the Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be delivered in exchange for Registered Securities, except with the consent, and in the sole discretion, of the Company and the Guarantor.
     Notwithstanding any other provision of this Section 3.05, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or to a nominee of such successor Depositary.
     At the option of the Holder, except as otherwise specified as contemplated by Section 3.01 with respect to a Global Security issued in bearer form, Registered Securities may be issued in exchange for Bearer Securities of the same series (if the Securities of such series are issuable as Registered Securities) or Bearer Securities of any series may be issued in exchange for Bearer Securities of the same series (if Bearer Securities of such series are issuable in more than one denomination), of any authorized denomination and of like tenor and aggregate principal amount (with, if such Securities are if a Guaranteed Series, Parent Guarantees endorsed thereon), upon surrender of the Bearer Securities to be exchanged at an office or agency maintained in accordance with Section 5.02, with all unmatured coupons and all matured coupons in default thereto appertaining; provided, however, that delivery of a Bearer Security shall occur only outside the United States. If the Holder of a Bearer security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Guarantor in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Guarantor if there be furnished to the Company, the Guarantor and the Trustee such security or indemnity as the Company may require in its sole discretion to save the Company, the Guarantor, the Trustee and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 5.02, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be.
     If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series, or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.03, the Company shall use its commercially reasonable efforts to appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company’s election pursuant to Section 3.01(O) shall no longer be effective with respect to the Securities of such series and the Company will execute (and, if such Securities are of a Guaranteed Series, the Guarantor will endorse a Parent Guarantee thereon), and the Trustee, upon receipt of a written order of the Company for the authentication and delivery of definitive Securities of such series (accompanied, if such Securities are of a Guaranteed Series, by a written order of the Guarantor), will authenticate and deliver as specified in such written order(s), Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.
     The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute (and, if such Securities are of a Guaranteed Series, the Guarantor will endorse a Parent Guarantee thereon), and the Trustee, upon receipt of a written order of the Company (accompanied, if such Securities are of a Guaranteed Series, by a written order of the Guarantor) for the authentication and delivery of definitive Securities of such series, will authenticate and deliver as specified in such written order(s), Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.
     If specified pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute (and, if such series is a Guaranteed Series, the Guarantor will endorse a Parent Guarantee thereon), and the Trustee shall authenticate and deliver, without service charge,
     (A) to each Person specified by such Depositary, a new Security or Securities of the same series, of any authorized denomination as requested by such Person, in aggregate principal amount equal to, and in exchange for, such Person’s beneficial interest in the Global Security; and
     (B) to such Depositary, a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities so delivered to Holders thereof.
     In any exchange provided for in any of the preceding three paragraphs, the Company will execute (and, if such Securities are of a Guaranteed Series, the Guarantor will endorse a Parent Guarantee thereon), and the Trustee will authenticate and deliver, Securities (i) in definitive registered form in authorized denominations, if the Securities of such series are issuable as Registered Securities, (ii) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer Securities or (iii) as either Registered Securities or Bearer Securities, if the Securities of such series are issuable in either form; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company and the Guarantor, or their respective agents, shall have received from the person entitled to receive the definitive Bearer Security a certificate or certificates addressing such matters as may be reasonably requested by the Company, the Guarantor or the Trustee and in a form reasonably satisfactory to the Company, the Guarantor and the Trustee; provided further that delivery of a Bearer security shall occur only outside the United States; provided further that no definitive Bearer Security will be issued if the Company or the Guarantor as reason to know that such certificate is false.
     Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section 3.05 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered. The Trustee shall deliver Bearer Securities issued in exchange for a Global Security pursuant to this Section 3.05 to the persons, and in such denominations, as the Depositary for such Global Security shall instruct the Trustee; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company and the Guarantor, or their respective agents, shall have received from the person entitled to receive the definitive Bearer Security a certificate or certificates addressing such matters as may be reasonably requested by the Company, the Guarantor or the Trustee and in a form reasonably satisfactory to the Company, the Guarantor and the Trustee; provided further that delivery of a Bearer Security shall occur only outside the United States; provided further that no definitive Bearer Security will be issued if the Company or the Guarantor has reason to know that any such certificate is false.
     All Securities (and, if such Security is of a Guaranteed Series, Parent Guarantees) issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company (and, if such Security is of a Guaranteed Series, the Guarantor), evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities (and, if such Security is of a Guaranteed Series, endorsed Parent Guarantees) surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Guarantor or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Guarantor and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.
     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Guarantor may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.
     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any particular series during a period beginning at the opening of business 15 days before the day of selection of Securities of such series to be redeemed under Section 4.02 and ending at the close of business on the day of the mailing of a notice of redemption of Securities of such series selected for redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Registered Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series (if the Securities of such series are issuable as Registered Securities), provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture.
     Each Holder of a Security agrees to indemnify the Company, the Guarantor and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder’s Security in violation of any provision of this Indenture and/or applicable United States Federal or state securities law.
     The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
     None of the Trustee nor any Paying Agent or Security Registrar, nor the Company or the Guarantor, shall have any responsibility for any actions taken or not taken by the Depositary.
3.06 Mutilated, Destroyed, Lost and Stolen Securities.
     If any mutilated Security, or a Bearer Security with one or more mutilated coupons appertaining to it, is surrendered to the Trustee, the Company shall execute (and, if such Security is of a Guaranteed Series, the Guarantor will endorse a Parent Guarantee thereon), and the Trustee shall authenticate and deliver in exchange therefor a new Security with, if Bearer Securities, all coupons corresponding to the coupons surrendered with the surrendered Bearer

Security (including mutilated coupons), if any, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.
     If there shall be delivered to the Company, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be requested by them to hold each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such security or coupon has been acquired by a bona fide purchaser, the Company shall execute (and, if such Security is of a Guaranteed Series, the Guarantor will endorse a Parent Guarantee thereon) and, upon request, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (upon surrender to the Trustee of such Security with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.
     In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company (or, if the Security is of a Guaranteed Series, the Guarantor) in its discretion may, instead of issuing a new Security or coupon, pay such Security or coupon; provided, however, that principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 5.02, be payable only at an office or agency located outside the United States and unless otherwise specified as contemplated by Section 3.01, any interest on Bearer Securities shall be payable only upon presentation and surrender the coupons appertaining thereto.
     Upon the issuance of any new Security or coupon under this Section 3.06, the Company or the Guarantor may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
     Every new Security or coupon of any series issued pursuant to this Section 3.06 in lieu of any destroyed, lost or stolen Security or coupon (and, if such Security is of a Guaranteed Series, the Parent Guarantee endorsed thereon) shall constitute an original additional contractual obligation of the Company (and, if such Security is of a Guaranteed Series, the Guarantor, but only to the extent provided in such Parent Guarantee), whether or not the destroyed, lost or stolen Security or coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or coupons of that series duly issued hereunder.
     The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

3.07 Payment of Defaulted Interest; Interest Rights Preserved.
     Interest on any Registered Security which is payable, and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.
     Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder at the close of business on the relevant Regular Record Date, and such Defaulted Interest may be paid by the Company (or, if applicable, the Guarantor), at its election, as provided in either clause (A) or (B) below:
     (A) The Company (or, if applicable, the Guarantor) may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which Special Record Date shall be fixed in the following manner. The Company (or, if applicable, the Guarantor) shall notify the Trustee in writing as to the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company (or, if applicable, the Guarantor) shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements reasonably satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and, unless otherwise agreed to by the Trustee, not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company (and, if applicable, the Guarantor) of such Special Record Date and, in the name and at the expense of the Company (or, if applicable, the Guarantor), shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date. In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     (B) The Company (or, if applicable, the Guarantor) may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company (or, if applicable, the Guarantor) to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be reasonably deemed practicable by the Trustee.
     Subject to the foregoing provisions of this Section 3.07, each Security delivered under this indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.
3.08 Persons Deemed Owners.
     The Company, the Guarantor and the Trustee, and their respective agents, may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.07) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security shall be overdue, and neither the Company, the Guarantor nor the Trustee, nor their respective agents, shall be affected by notice to the contrary.
     The Company, the Guarantor and the Trustee, and their respective agents, may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Guarantor nor the Trustee, nor their respective agents, shall be affected by notice to the contrary.
     None of the Company, the Guarantor, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
3.09 Cancellation.
     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any payment in respect of a sinking fund or analogous obligation shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company and the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.09, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by the Trustee, and the Trustee shall, upon written request therefor, deliver to the Company and the Guarantor a certificate of destruction in respect thereof.

3.10 Computation of Interest.
     Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, any interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.
3.11 CUSIP Numbers.
     The Company in issuing any Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall as a convenience use “CUSIP” numbers in notices to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Securities. The Company will promptly notify the Trustee of any change in the “CUSIP” numbers.
IV. REDEMPTION OF SECURITIES AND SINKING FUNDS
4.01 Applicability of Right of Redemption.
     Redemption of Securities (other than pursuant to a sinking fund or analogous provision) permitted by the terms of any series of Securities shall be made in accordance with such terms and Sections 4.02, 4.03 and 4.04; provided, however, that, notwithstanding anything to the contrary in this Article IV, if any such terms of a series of Securities shall conflict with any provisions of this Article IV, the terms of such series shall govern.
4.02 Election to Redeem; Notice of Redemption; Partial Redemption.
     The election of the Company to redeem any Securities of any series shall be evidenced by, or pursuant to an Officers’ Certificate. In case the Company shall desire to exercise such right to redeem all, or, as the case may be, any part of the Securities of any series in accordance with the right reserved so to do, it shall give notice of such redemption to Holders of the Securities to be redeemed as hereinafter provided in this Section 4.02.
     Any notice of redemption to be given to the Holders of Securities to be redeemed as a whole or in part shall be given in the manner provided in Section 1.04 not less than 30 nor more than 60 days prior to the date fixed for redemption.
     Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Securities are to be redeemed, shall state that the conditions precedent to such redemption, if any, have occurred and describe the same, and shall state that payment of the redemption price of the Securities to be redeemed, together with interest accrued thereon to, but excluding, the date fixed for redemption (except that if such redemption date is an Interest Payment Date such interest due on such date with respect to a particular Registered Security shall instead be payable on such Interest Payment Date to the Holder of record at the close of business on the Regular Record Date for such Interest Payment Date), will be made at the office or agency to be maintained by the Company in accordance with Section 5.02 (or, if desired by the Company, at the Corporate Trust Office of the Trustee) upon presentation and surrender of such securities and that from and after said date fixed for redemption any interest thereon will cease to accrue, such Securities subject to such redemption shall cease to be outstanding and the Holder(s) thereof shall have no rights with respect thereto other than the right to receive the redemption price upon such presentation and surrender. If less than all the Securities of a series are to be redeemed, the notice to each Holder of Securities to be redeemed shall identify such Holder’s securities to be redeemed as a whole or in part. In case any Security of a series is to be redeemed in part only (which part shall be the minimum denomination of the Securities of such series as set forth pursuant to Section 3.01 or a multiple thereof), the notice which relates to such Securities shall state the portion of the principal amount to be redeemed, and that on and after the redemption date, upon surrender of such Security, a new Security or Securities of the same series in principal amount equal to the unredeemed portion thereof (with, if such series is a Guaranteed Series, a Parent Guarantee endorsed thereon by the Guarantor) will be issued. No Security whose denomination is the minimum denomination, as set forth pursuant to Section 3.01, of principal amount may be redeemed in part.
     To the extent that the Securities of any series have different terms, the Company shall designate the Securities to be redeemed if less than all of a series are to be redeemed (“Company Designation”). If less than all the Securities of a series having the same terms are to be redeemed, the Company shall give the Trustee, not less than 10 days (or such lesser number of days as the Trustee shall approve) prior to the date fixed by the Company for such redemption, written notice of the aggregate amount of the Securities to be redeemed, and thereupon the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of such series or portions thereof to be redeemed (“Trustee Selection”), and shall thereafter promptly notify the Company and any Paying Agent in writing of the Securities of such series or portions thereof to be redeemed. Except in the event of a Company Designation or a Trustee Selection, notice of redemption published as contemplated by Section 1.04 need not identify particular Securities to be redeemed.
     Any notice of redemption may be given by the Company pursuant to this Section 4.02 or may be given, at the Company’s direction, which direction is delivered to the Trustee at least ten (10) days (or such lesser number of days as the Trustee shall approve) prior to the date such notice is to be given, by the Trustee in the name and at the expense of the Company.
4.03 Payment of Securities Called for Redemption.
     If notice of redemption shall have been given in the manner provided in Section 4.02, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued thereon, if any, to, but excluding, the date fixed for redemption, and on and after such date of redemption (unless the Company shall default in the payment of such Securities or portions thereof at the redemption price, together with interest accrued thereon, if any, to, but excluding, the date fixed for redemption) any interest on the Securities or portions of Securities so called for redemption shall cease to accrue and such Securities and portions of Securities shall be deemed not to be outstanding hereunder and shall not be entitled to any benefit under this Indenture except for the right of the Holder(s) thereof to receive, in accordance with the next sentence, payment of the redemption price, together, if applicable, with accrued interest thereon, if any, to, but excluding, the date fixed for redemption. On presentation and surrender of such

Securities, on or after the redemption date at the Place of Payment specified in the notice of redemption, such Securities or specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price together with interest accrued thereon, if any, to, but, excluding, the date fixed for redemption; provided, however, that installments of interest on Bearer Securities that mature on or prior to the redemption date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 5.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of coupons for such interest; provided further that, unless otherwise specified as contemplated by Section 3.01, installments of interest that mature on Registered Securities on or prior to the redemption date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07.
     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the redemption date, such Security may be paid after deducting from the redemption price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have bean made from the redemption price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 5.02), and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.
     Upon presentation and surrender of any Security which is to be redeemed in part only, the Company shall execute (and, if such Security is of a Guaranteed Series, the Guarantor shall endorse a Parent Guarantee thereon) and the Trustee shall authenticate and deliver to the Holder, at the expense of the Company, a new Security or Securities of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so surrendered.
4.04 Deposit of Funds for Redemption of Securities.
     On or prior to the date fixed for redemption of any Securities as hereinbefore provided in this Article IV, the Company shall deposit in trust with the Trustee or with any Paying Agent (or if and to the extent that the Company shall be acting as its own Paying Agent, the Company shall set aside, segregate and hold in trust) funds sufficient to redeem the Securities or portions thereof to be redeemed on such redemption date, at the applicable redemption price, together with interest accrued thereon, if any, to, but excluding, the redemption date.
4.05 Applicability of Sinking Fund.
     Redemption of Securities permitted or required pursuant to a sinking fund for the retirement of Securities of a series by the terms of such series of Securities established pursuant to Section 3.01 shall be made in accordance with such terms of such series of Securities established pursuant to Section 3.01 and this Article IV; provided, however, that, notwithstanding anything to the contrary in this Article IV, if any such terms of a series of Securities shall conflict with any provision of this Article IV, the terms of such series shall govern.
     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment.” If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 4.06.
4.06 Satisfaction of Mandatory Sinking Fund Payments with Securities.
     Subject to Section 4.07, in lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (i) deliver to the Trustee Securities of that series theretofore purchased or otherwise acquired by the Company, or (ii) receive credit for the principal amount of Securities of that series which have been previously delivered to the Trustee by the Company or redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.
4.07 Redemption of Securities for Sinking Funds.
     Not less than 10 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a certificate signed by an Authorized Officer of the Company specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied through delivery and/or crediting of Securities of that series pursuant to Section 4.06 and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable, and upon its delivery, the Company shall be obligated to make the payment, delivery, and/or crediting therein referred to, if any, on or prior to such sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due with respect to the next sinking fund payment date for that series of Securities shall be paid entirely in cash and shall be made in an amount sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 4.06 and without the right to make any optional sinking fund payment with respect to such series.
     Any sinking fund payment or payments (mandatory or optional) made in cash, plus any unused balance of any preceding sinking fund payments made in cash, which shall equal or exceed $100,000 (or the equivalent in Foreign Currency or currency units in which Securities of the series are payable if applicable), or a lesser sum if the Company shall so request, with respect to the Securities of any particular series, shall be applied by the Trustee, a Paying Agent or the Company, if it acts as its own Paying Agent, on the sinking fund payment date next following the date of such payment, to the redemption of such Securities at the redemption price specified in such Securities for operation of the sinking fund together with accrued interest, if any, to the sinking fund payment date. Any sinking fund moneys not so applied or allocated to the redemption of Securities shall be added to the next cash sinking fund payment received by the Trustee or such Paying Agent or set aside and segregated by the Company for such series and, together with such payment, shall be applied in accordance with the provisions of this Section 4.07. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee, such Paying Agent or the Company on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities shall be applied by the Trustee, such Paying Agent or the Company, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of principal of such Securities at maturity.
     Not more than 60 days and not less than 30 days prior to each sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in accordance with Section 4.02. The Company shall cause notice of the redemption thereof to be given not less than 30 nor more than 60 days prior to the sinking fund payment date in the manner provided in Section 4.02, except that the notice of redemption shall also state that the Securities of such series are being redeemed by operation of the sinking fund and the sinking fund payment date. Such notice having been duly given, the redemption of such Securities shall be made on the sinking fund payment date upon the terms and in the manner stated in Section 4.03.
     Prior to each sinking fund payment date, the Company shall pay to the Trustee or to a Paying Agent in cash (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.05(B)) a sum equal to any interest accrued to, but excluding, the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 4.07.
V. PARTICULAR COVENANTS
5.01 Payments of Principal, Premium, if any, and Interest, if any.
     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest, if any, on each of the Securities of that series at the times and places and in the manner provided herein and in the Securities of that series.
5.02 Office or Agency for Certain Purposes.
     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of such series (but, except as otherwise provided below, unless such Place of Payment is located outside the United States, not Bearer Securities) may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series that is located outside the United States where Securities of such series may be presented and surrendered for payment; provided, however, that such an office or agency shall be maintained, if the Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, in London, and, if the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city, so long as the Securities of such series are listed on such exchanges. The Company will give prompt written notice to the Trustee of the location, and any change in the location of, any such office or agency.
     No payment of principal of or premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that payment of principal of and any premium and interest on any Bearer Security may be made in Dollars at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium or interest at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.
     The Company may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities of one or more series may be presented or surrendered for any or all such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements sat forth above. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
5.03 Maintenance of Corporate Existence and Payment of Taxes.
     The Company will preserve its corporate existence, but this covenant shall not require the Company to continue its corporate existence in the event of a consolidation or merger of the Company with or into any other corporation in accordance with the provision of Article XI hereof as a result of which the Company shall lose its corporate identity, or in the event of a sale or conveyance of the property of the Company as an entirety or substantially as an entirety in accordance with the provisions of said Article XI. The Company will duly and punctually pay and discharge, or cause to be paid and discharged, all taxes, assessments and governmental charges or levies imposed upon or assessed against the Company which are material to the Company; provided, however, that nothing herein contained shall require the Company to pay any such tax, assessment, charge or levy so long as the Company shall in good faith contest the validity or the amount of the same by appropriate legal proceedings and stay any execution thereof.
5.04 Appointments to Fill Vacancies in Trustee’s Office.
     The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.09, a Trustee, so that there shall at all times be a Trustee hereunder.
5.05 Provisions as to Paying Agent
     (A) If the Company shall appoint a Paying Agent other than the Trustee with respect to any series of Securities, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee subject to this Section 5.05, that it will, in addition to fulfilling the duties provided in Section 317 of the Trust Indenture Act, at any time during the continuance any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
     (B) If the Company shall act as its own Paying Agent with respect to any series of Securities, it will comply with Section 317 of the Trust Indenture Act.
     (C) Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, at or prior to 12:00 p.m. on each due date (except with respect to Securities issued outside the United States, which the Company will, at or prior to 5:00 p.m. on the day prior to each due date) of the principal of, premium, if any, or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal, premium, if any, or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Holders of such Securities, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.
     (D) Anything in this Section 5.05 to the contrary notwithstanding, the Company or the Guarantor may, at its option, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by it, or by any Paying Agent hereunder, as required by this Section 5.05, such sums to be held by the Trustee upon the trusts herein contained.
     (E) Anything in this Section 5.05 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.05 is subject to Sections 12.04 and 12.05.
5.06 Annual Officers’ Certificate to Trustee.
     On and after the date (if ever) this Indenture is qualified under the Trust Indenture Act, the Company and the Guarantor will each deliver to the Trustee, within 120 days of the end of each of their respective fiscal years, an Officers’ Certificate complying with Section 314 of the Trust Indenture Act.

5.07 Reports to Be Furnished Holders
     On and after the date (if ever) this Indenture is qualified under the Trust Indenture Act, the Company and the Guarantor will comply with Section 314(a) of the Trust Indenture Act, in each case to the extent applicable.
5.08 Rule 144A Information
     (A) At any time the Rule 144A Provider is not subject to Sections 13 or 15(d) of the Exchange Act, the Rule 144A Provider shall provide to the Trustee and shall, upon request, provide to any Holder, beneficial owner or prospective purchaser of Securities, the information required, if any, to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Securities or shares of Common Stock pursuant to Rule 144A under the Securities Act; provided, however, that this Section 5.08(A) shall only apply to Securities that are of a Rule 144A Unguaranteed Series and, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act.
     (B) At any time when neither the Company nor the Guarantor is subject to Sections 13 or 15(d) of the Exchange Act, the Company or the Guarantor shall provide to the Trustee and shall, upon request, provide to any Holder, beneficial owner or prospective purchaser of Securities, the information required, if any, to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Securities or shares of Common Stock pursuant to Rule 144A under the Securities Act; provided, however, that this Section 5.08(B) shall only apply to Securities that are of a Rule 144A Guaranteed Series and, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act.
5.09 Further Assurances.
     From time to time whenever reasonably demanded by the Trustee, the Company will make, execute and deliver or cause to be made, executed and delivered any and all such further and other instruments and assurances as may be reasonably necessary or proper to carry out the intention or facilitate the performance of the terms of this Indenture.
VI. REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT
6.01 Events of Default Defined; Acceleration of Maturity; Waiver of Default.
     Except as provided otherwise pursuant to Section 3.01 (or pursuant to a supplemental indenture) with respect to such series, “Event of Default,” wherever used herein with respect to Securities of any series, means any one of the following events:
     (A) a default in the payment of any installment of interest upon any Security of such series as and when the same shall become due and payable, and continuance of such default for a period in excess of 30 days; or

     (B) a default in the payment of the principal of or premium, if any, on any Security of such series as and when the same shall become due and payable, either at maturity, upon redemption, by declaration or otherwise; or
     (C) the default or breach of any material covenant or warranty of the Company (or, if such series is a Guaranteed Series, of the Guarantor) in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Indenture specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than such series) and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee, or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities of such series then outstanding hereunder, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities of such series the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; or
     (D) if a decree or order for relief shall be entered by a court of competent jurisdiction in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of the Company’s affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or
     (E) if the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the Company shall consent to the entry by order of a court of competent jurisdiction of a decree or order in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or to the commencement of any bankruptcy or insolvency proceeding against the Company; or
     (F) if the Company shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of a substantial part of its property; or
     (G) the occurrence of any other Event of Default with respect to Securities of such series as provided pursuant to Section 3.01 or in a supplemental indenture applicable to such series of Securities pursuant to Section 10.01(D).
     If an Event of Default with respect to Securities of any series at the time outstanding occurs and is continuing, then, unless the principal of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then outstanding hereunder, by notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of that series are Original Issue Discount

Securities, such portion of the principal amount as may be specified in the terms of that series) of, plus accrued and unpaid interest, if any, on, all the Securities of such series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. Notwithstanding anything herein to the contrary, an Event of Default shall not be deemed to have occurred with respect to Securities of a series solely as a result of the occurrence of an Event of Default with respect to Securities of another series.
     At any time after such a declaration of acceleration with respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as herein provided, such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if:
     (a) the Company (or, if applicable, the Guarantor) shall have paid or deposited with the Trustee a sum sufficient to pay (1) all overdue interest, if any, on all Securities of such series then Outstanding; (2) the principal of and premium, if any, on any Securities of such series then Outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities; (3) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities; and (4) all amounts due to the Trustee under Section 7.06; and
     (b) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 6.06.
     In case the Trustee shall have proceeded to enforce any right under this Indenture for the Holders of Securities of any series and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Guarantor, the Trustee and the Holders of the Securities of such series shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the proceedings had been taken.
     The Company, the Guarantor and the Trustee may, to the extent provided in Section 10.01, enter into one or more indentures supplemental hereto with respect to any series of the Securities which may provide for additional, different or fewer Events of Default with respect to such series of Securities. Additional, different or fewer Events of Default with respect to such series of Securities may also be set forth pursuant to Section 3.01.
6.02 Collection of Indebtedness by Trustee; Trustee May Prove Debt.
     The Company covenants that (i) in case a default shall be made in the payment of any installment of interest on any of the Securities, as and when the same shall become due and payable, and such default shall have continued for a period in excess of 30 days, or (ii) in case a default shall be made in the payment of the principal of or premium, if any, on any of the Securities when and as the same shall have become due and payable, whether upon maturity of the Securities or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount that then shall have become due and payable on such Securities for principal and premium, if any, and Interest, if any, with interest upon the overdue principal and premium, if any, of each such Security and (to the extent legally enforceable under applicable law) upon any installments of interest, at the rate borne by such Security; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.
     All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities of such series. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities of a series, and it shall not be necessary to make any Holders of the Securities of such series parties to any such proceedings.
     In case of an Event of Default hereunder with respect to Securities of a particular series, the Trustee may, but, unless first requested so to do by the Holders of at least a majority in aggregate principal amount of the Securities of such series at the time outstanding and furnished with indemnity satisfactory to the Trustee against all costs, expenses and liabilities, shall not be under any obligation to, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceedings in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of the Holder of any Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of any Security in any such proceeding.
6.03 Application of Proceeds.
     Any money collected by the Trustee with respect to a series of Securities pursuant to Section 6.02 shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys:
     FIRST: To the payment of all costs and expenses in connection with the collection of such moneys, and all amounts payable to the Trustee under Section 7.06; and

     SECOND: To the payment of the entire amounts then due and unpaid upon the Securities in respect of which or for the benefit of which such moneys shall have been collected, without any preference or priority, ratably according to the amounts due and payable upon such Securities upon presentation of the several Securities and notation of such payment thereon, if partly paid, and upon surrender thereof, if fully paid.
     Any surplus then remaining shall be paid to the Company (or, if applicable, the Guarantor) or to such other person as shall be entitled to receive it.
6.04 Limitations on Suits by Holders.
     Except as set forth in Section 316(b) of the Trust Indenture Act, no Holder of any Security of any series shall have any right by virtue or by availing itself of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to the Securities of the series, and unless also the Holders of no less than 25% in aggregate principal amount of the Securities of that series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended, and being expressly covenanted by the Holder of every Security of such series with every other Holder of Securities of such series and the Trustee, that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue or by availing itself of any provision of this Indenture to affect, disturb, prejudice the rights of the Holders of any other of Securities or to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series.
6.05 Powers and Remedies Cumulative; Delay or Omission Not Waiver.
     All powers and remedies given by this Article VI to the Trustee or to the Holders of Securities of any series shall, to the extant permitted by law and subject to Section 6.04, be deemed cumulative and not exclusive of any other such powers and remedies or of any other powers or remedies available to the Trustee or such Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of the Securities of any series to exercise any right or power accruing upon any default occurring and continuing as aforesaid, shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to Section 6.04, every power and remedy given by this Article VI or by law to the Trustee or to such Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by such Holders.

6.06 Control by Holders; Waiver of Default.
     The Holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to Securities of such series; provided, however, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; provided further that nothing in this Indenture shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by such Holders. The Holders of at least a majority in aggregate principal amount of the Securities of any series at the time outstanding may on behalf of the Holders of all of the Securities of such series waive any past default hereunder with respect to the securities of such series and its consequences, except (i) a default in the payment of the principal of, premium, if any, or interest, if any, on any of the Securities of such series or (ii) in respect of a covenant or provision hereof which, under Section 10.02, cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. In the case of any such waiver, the Company, Guarantor, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
6.07 Undertaking for Costs.
     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney’s fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant; provided, however, that this Section 6.07 shall not apply to a suit by the Trustee, the Company or the Guarantor, a suit by a Holder pursuant to Section 6.04 hereof, or a suit by Holders of more than 10% in principal amount of the then Outstanding Securities of any series.
VII. CONCERNING THE TRUSTEE
7.01 Certain Duties and Responsibilities.
     (A) Except during the continuance of an Event of Default,
     (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
     (ii) in the absence of bad faith, willful misconduct or negligence on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the

Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein, except to the extent set forth in a supplemental indenture or pursuant to Section 3.01).
     (B) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.
     (C) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
     (i) this Section 7.01(C) shall not be construed to limit the effect of Section 7.01(A);
     (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
     (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with a direction received by it pursuant to Section 6.06; and
     (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.
     (D) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01.
7.02 Certain Rights of Trustee.
     Except as otherwise provided in Section 315 of the Trust Indenture Act:
     (A) The Trustee may conclusively rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
     (B) Any request, direction, order or demand of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company or the Guarantor, as the case may be, by an Authorized Officer thereof (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an

Assistant Secretary, or another appropriate officer, of the Company or the Guarantor, as the case may be;
     (C) The Trustee may consult with counsel of its selection, and the advice of counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
     (D) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;
     (E) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;
     (F) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture or other paper or document with respect to such series of Securities, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, during normal business hours of the Company and upon reasonable prior notice to the Company, to examine the books, records and premises of the Company, personally or by agent or attorney, the reasonable costs thereof to be reimbursed to the Trustee by the Company;
     (G) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
     (H) In no event shall the Trustee be responsible or liable for to any Holder for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;
     (I) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;
     (J) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder (excluding those contemplated by Section 7.04), and to each agent, custodian and other Person employed to act hereunder; and

     (K) The Trustee may request that the Company and the Guarantor deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.
7.03 Trustee Not Responsible for Recitals, Etc.
     The recitals contained herein and in the Securities or any Parent Guarantee endorsed thereon, except the Trustee’s certificate of authentication and the representation as to the power of the Trustee to enter into this Indenture and accept and execute the trusts hereby created, shall be taken as the statements of the Company and the Guarantor, as applicable, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities.
7.04 Trustee and Others May Hold Securities.
     The Trustee or any Paying Agent or Security Registrar or any other agent of the Company, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantor or any other obligor on the Securities with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.
7.05 Moneys Held by Trustee or Paying Agent.
     Subject to Sections 12.04 and 12.05, all moneys received by the Trustee or any Paying Agent, need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company (or, if applicable, the Guarantor). So long as no Event of Default with respect to Securities of any series shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time pursuant to, and upon, the written order of the Company (or, if applicable the Guarantor), signed by an Authorized Officer thereof. The provisions of this Section 7.05 shall not apply to the Company acting as its own Paying Agent pursuant to Section 5.05(B).
7.06 Compensation of Trustee and Its Lien.
     The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall be agreed to from time to time by the Company and the Trustee and which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, except as herein otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled (but shall not be required) to make advances from funds collected or held in trust by the Trustee as such for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants and agrees to indemnify the Trustee, any predecessor Trustee or their agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim (whether asserted by the Company, the Guarantor or any Holder or any other Person) or liability in connection with the exercise or performance of any of the Trustee’s powers or duties hereunder, or in connection with the enforcement the provisions of this Section 7.06, except to the extent that such loss, liability or expense is due to their own negligence, bad faith or willful misconduct; provided, however, that the Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The Trustee shall notify the Company promptly of any claim for which it may seek indemnification.
     The obligations of the Company under this Section 7.06 shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.
     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(E) or
Section 6.01(F), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Bankruptcy Law.
     The provisions of this Section 7.06 shall survive the termination of this Indenture.
7.07 Right of Trustee to Rely on Certificate of Certain Officers.
     Except as otherwise provided in Section 315 of the Trust Indenture Act, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect hereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.
7.08 Persons Eligible for Appointment As Trustee.
     The Trustee hereunder shall at all times be a corporation which complies with the requirements of the Trust Indenture Act, having a combined capital and surplus of at least $25,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 7.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 7.08 or the Trust Indenture Act, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.09.
7.09 Resignation and Removal of Trustee; Appointment of Successor.
     (A) The Trustee, or any Trustee or Trustees hereafter appointed, may at any time resign with respect to any one or more or all series of Securities by giving written notice to the Company and the Guarantor and by giving notice of such resignation to the Holders of Securities in the manner provided in Section 1.04. Upon receiving such notice of resignation, the Company shall use its commercially reasonable efforts to promptly appoint a successor Trustee or Trustees with respect to the applicable series by written instrument executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed with respect to a particular series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Holder who has been a bona fide Holder of a Security or Securities of the applicable series for at least 6 months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.
     (B) In case at any time any of the following shall occur:
     (i) the Trustee shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by the Company, the Guarantor or by any such Holder, or
     (ii) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company or the Guarantor may remove the Trustee with respect to the applicable series of Securities and appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company or the Guarantor, as the case may be, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or any Holder who has been a bona fide Holder of a Security or Securities of any such series for at least 6 months may, an behalf of himself and all others similarly situated, petition, any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee with respect to such series.
     (C) The Holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to that series and appoint with respect to such series a successor Trustee by delivering to the Trustee so removed, to the successor Trustee so appointed and to the Company and the Guarantor, the evidence provided for in Section 8.01 of the action taken by the Holders.
     (D) Any resignation or removal of the Trustee and any appointment of a successor Trustee pursuant to this Section 7.09 shall become effective only upon acceptance of appointment by the successor Trustee as provided in Section 7.10.
7.10 Acceptance of Appointment by Successor Trustee.
     Any successor Trustee appointed under Section 7.09 shall execute, acknowledge and deliver to the Company, the Guarantor and to the predecessor Trustee with respect to any and all applicable series an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed, or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations with respect of such series of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company, the Guarantor or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any such amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts with respect to such series of the Trustee so ceasing to act. Upon the reasonable request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments in writing more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to Section 7.06.
     In the case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-Trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.
     No successor Trustee with respect to any series of Securities shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall with respect to such series be eligible under Section 7.08.
     Upon acceptance of appointment by a successor Trustee with respect to the Securities of any series, the Company shall give notice of the succession of such Trustee hereunder to the Holders of Securities in the manner provided in Section 1.04. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.
7.11 Merger, Conversion or Consolidation of Trustee.
     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution filing of any paper or any further act on the part of any of the parties hereto, provided that such successor Trustee shall be eligible under the provisions of Section 7.08 hereof and Section 310(a) of the Trust Indenture Act.
7.12 Authenticating Agents.
     There may be an Authenticating Agent or Authenticating Agents with respect to one or more series of Securities appointed by the Trustee from time to time with power to act on its behalf and subject to its direction in connection with the authentication and delivery of Securities of such series issued upon exchange, transfer or redemption thereof as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized to authenticate and deliver Securities, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as though authenticated by the Trustee hereunder. For all purposes of this Indenture (except in the case of original issuance of Securities and the issuance of Securities in replacement of lost, stolen, mutilated or destroyed Securities), the authentication and delivery of Securities by an Authenticating Agent appointed pursuant to the provisions of this Section 7.12 shall be deemed to be the authentication and delivery of such Securities “by the Trustee,” and whenever this Indenture provides (except in the case of original issuance of the Securities and the issuance of Securities in replacement of lost, stolen, mutilated or destroyed Securities) that “the Trustee shall authenticate and deliver” Securities, such authentication and delivery by any Authenticating Agent shall be deemed be authentication and delivery by the Trustee. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or the District of Columbia, with a combined capital and surplus of at least $25,000,000 and authorized under such laws to act as an authenticating agent, duly registered to act as such, if and to the extent required by applicable law and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of its condition at least annually, pursuant to law or the requirements of such authority, then for the purposes of this Section 7.12 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible to act as such in accordance with the provisions of this Section 7.12, it shall resign immediately in the manner and with the effect herein specified in this Section 7.12.
     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall be the successor of the

Authenticating Agent hereunder, if such successor corporation is otherwise eligible to act as such in accordance with the provisions of this Section 7.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent or such successor corporation.
     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, the Company and the Guarantor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice or resignation or upon a termination, or in case at any time any Authenticating Agent shall cease to be eligible to act as such in accordance with the provisions of this Section 7.12, the Trustee may appoint a successor authenticating agent. Upon the appointment, at any time after the original issuance of any of the Securities, of any successor, additional or new authenticating agent, the Trustee shall give written notice of such appointment to the Company and the Guarantor and shall at the expense of the Company give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner provided in Section 1.04. Any successor authenticating agent upon acceptance of its appointment pursuant to the provisions of this Section 7.12 shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if initially appointed as an Authenticating Agent. No successor authenticating agent shall be appointed unless eligible to act as such in accordance with the provisions of this Section 7.12.
     Any Authenticating Agent by the acceptance of its appointment shall be deemed to have represented to the Trustee that it is eligible for appointment as Authenticating Agent under this Section 7.12 and to have agreed with the Trustee that:
     (A) it will perform and carry out the duties of an Authenticating Agent as herein set forth, including, among other things, the duties to authenticate and deliver Securities when presented to it in connection with exchanges, registrations of transfer or redemptions thereof;
     (B) it will keep and maintain, and furnish to the Trustee from time to time as requested by the Trustee, appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; and
     (C) it will notify the Trustee promptly if it shall cease to be eligible to act as Authenticating Agent in accordance with the provisions of this Section 7.12.
     Any Authenticating Agent, by the acceptance of its appointment, shall be deemed to have agreed with the Trustee to indemnify the Trustee against any loss, liability or expense incurred by the Trustee and to defend any claim asserted against the Trustee by reason of any acts or failures to act of such Authenticating Agent, but such Authenticating Agent shall have no liability for any action taken by it in accordance with the specific written direction of the Trustee.
     The Trustee agrees to pay to each Authenticated Agent from time to time reasonable compensation and expenses for its services (to the extent such compensation is not paid by the

Company), and the Trustee shall be entitled to be reimbursed for such payments subject to the provisions of Section 7.06.
     The provisions of Sections 7.03, 7.04 and 7.07 shall inure to the benefit of each Authenticating Agent to the same extent that they inure to the benefit of the Trustee.
     If an appointment with respect to one or more series is made pursuant to this Section 7.06, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in substantially the following form:
     This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.
Citibank, N.A., as Trustee
By [full legal name of Authenticating Agent], as Authenticating Agent

By:

Authorized Signatory

Dated:

7.13 Preferential Collection of Claims.
     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to Section 311 of the Trust Indenture Act regarding the collection of claims against the Company (or any other obligor upon the Securities).
VIII. CONCERNING THE HOLDERS
8.01 Evidence of Action Taken by Holders.
     Whenever in this Indenture it is provided that the Holders of a specified percentage or a majority in aggregate principal amount of the Securities or of any series of Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage or majority have joined therein may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (ii) by the record of the Holders of Securities voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article IX, or (iii) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

8.02 Proof of Execution of Instruments and of Holding of Securities.
     Subject to the provisions of Sections 7.02 and 9.05 and Section 315 of the Trust Indenture Act, proof of the execution of any instrument by a Holder or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:
     The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds to be recorded in any State within the United States, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument may also be proved in any other manner which the Trustee may deem sufficient.
     The ownership of Registered Securities may be proved by the Security Register or by a certificate of the Security Registrar.
     The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities in the amount and with the serial numbers therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, the Company and the Guarantor may assume that such ownership of any Bearer Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (ii) such Bearer Security is produced to the Trustee by some other Person, or (iii) such Bearer Security is surrendered in exchange for a Registered Security, or (iv) such Bearer Security is no longer Outstanding.
     The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred in this Section 8.02.
     If the Company or the Guarantor shall solicit from the Holders of Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other act, the Company or the Guarantor, as the case may be, may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Company and the Guarantor shall have no obligation to do so. Any such record date shall be fixed at the discretion of the Company or the Guarantor, as the case may be. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be sought or given before or after the record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be the Holders of Registered Securities for the purpose of determining whether Holders of the requisite proportion of Securities of such series outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the Registered Securities of such series outstanding shall be computed as of such record date.
     Whenever any act is to be taken hereunder by the Holders of two or more series of Securities denominated in different currencies or currency units, then, for the purpose of determining the principal amount of Securities held by such orders, the aggregate principal amount of the Securities denominated in a Foreign Currency (or any currency units) shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of the spot rate of exchange for such Foreign Currency or such currency unit as determined by the Company or the Guarantor, as the case may be, or by an authorized Exchange Rate Agent and evidenced to the Trustee by an Officers’ Certificate of the Company or the Guarantor, as the case may be, as of the date the taking of such act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee. An Exchange Rate Agent may be appointed in advance or from time to time by the Company or the Guarantor. Any such determination by the Company or the Guarantor or by any such Exchange Rate Agent shall be conclusive and binding on all Holders, the Company, the Guarantor and the Trustee, and neither the Company, the Guarantor nor any such Exchange Rate Agent shall be liable therefor in the absence of bad faith.
     The Trustee may require such additional proof, if any, of any matter referred to in this Section 8.02 as it shall deem necessary.
     The record of any Holders meeting shall be proved as provided in Section 9.06.
8.03 Securities Owned by Company Deemed Not Outstanding.
     In determining whether the Holders of the requisite aggregate principal amount of Securities have concurred in any request, demand, authorization, direction, notice, consent, waiver or other act under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, waiver or other act, only Securities which a Responsible Officer of the Trustee actually knows are so owned as conclusively evidenced by the Security Register shall be so disregarded. The Company shall furnish the Trustee, upon its reasonable request, with a list of such other obligors and persons so controlling, controlled by or under common control with the Company or such other obligors. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.03, if the pledgee shall establish to the satisfaction of the Trustee that the pledgee has the right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. Subject to the provisions of Section 315 of the Trust Indenture Act, in case of a dispute as to such right, any decision by the Trustee, taken upon the advice of counsel, shall be full protection to the Trustee.
8.04 Right of Revocation of Action Taken.
     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities or of any series of Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown, by evidence, to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange therefor or in place thereof. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Guarantor, the Trustee and the Holders of all the Securities.
IX. HOLDERS’ MEETINGS
9.01 Purposes for Which Holders’ Meetings May be Called.
     A meeting of Holders may be called at any time and from time to time pursuant to this Article IX for any of the following purposes:
     (A) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to Article VI;
     (B) to remove the Trustee and appoint a successor Trustee pursuant to Article VII;
     (C) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section 10.02; or
     (D) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable law.
9.02 Call of Meetings by Trustee.
     The Trustee may at any time call a meeting of Holders of any series to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine or, with the approval of the Company, at any other place. Notice of every meeting of

Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given by the Trustee, in the manner provided in Section 1.04, not less than 20 nor more than 180 days prior to the date fixed for the meeting, to the Holders of Securities of such series.
9.03 Company, Guarantor and Holders May Call Meeting.
     In case the Company, pursuant to a resolution of its Board of Directors, the Guarantor, pursuant to a resolution of its Board of Directors, or the Holders of at least 10% in aggregate principal amount of the Securities of any series then outstanding, shall have requested the Trustee to call a meeting of Holders of such series, by written request setting forth in general terms the action proposed to be taken at the meeting, and the Trustee shall not have made the mailing of the notice of such meeting within 20 days after receipt of such request, then the Company, the Guarantor or the Holders of such Securities in the amount above specified may determine the time and the place in the Borough of Manhattan, The City of New York (or, with the approval of the Company, such other place), for such meeting and may call such meeting to take any action authorized in Section 9.01, by giving notice thereof as provided in Section 9.02.
9.04 Persons Entitled to Vote at Meeting.
     To be entitled to vote at any meeting of Holders, a person shall be (i) the Holder of one or more Securities with respect to which such meeting is being held or (ii) a person appointed by an instrument in writing as proxy for the Holder or Holders of such Securities by a Holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and the Guarantor and their respective counsel.
9.05 Determination of Voting Rights; Conduct and Adjournment of Meeting.
     Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for a meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 8.02 or other proof. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 8.02 and the appointment of any proxy shall be proved in the manner specified in said Section 8.02 or by having the signature the person executing the proxy witnessed or guaranteed by any bank, banker, trust company or firm satisfactory to the Trustee.
     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or the Guarantor or by Holders as provided in Section 9.03, in which case the Company, the Guarantor or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.
     Subject to the provisions of Section 8.03, at any meeting, each Holder of a Security of the applicable series or related proxy shall be entitled to vote with respect to the outstanding Securities of such series held or represented by him; provided, however, that no vote shall be counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not Outstanding.
     The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Holders of such series. Any meeting of Holders duly called pursuant to Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.
     At any meeting, the presence of persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the persons holding or representing a majority of the Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.
9.06 Counting Votes and Recording Action of Meeting.
     The vote upon any resolution submitted to any meeting of Holders of a series of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the serial numbers and principal amounts of the Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in triplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting, and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.02 or 9.03. The record shall show the serial numbers of the securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting, and one of the triplicates shall be delivered to the Company, another to the Guarantor and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.
     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

X. SUPPLEMENTAL INDENTURES
10.01 Supplemental Indentures Without Consent of Holders.
     The Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall, but only to the extent applicable, conform to the provisions of the Trust Indenture Act as it shall be in force at the date of execution of such indenture or indentures) for one or more of the following purposes:
     (A) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets which the Company or the Guarantor may desire;
     (B) to evidence the succession of another corporation to the Company or the Guarantor, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company, pursuant to Article XI, or of the Guarantor, as the case may be;
     (C) to add to the covenants and agreements of the Company or of the Guarantor such further covenants, agreements, restrictions or conditions for the protection of the Holders of the Securities of all or any series as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities of such series (and if such covenants, agreements, restrictions or conditions are to be for the benefit of less than all series of Securities, specifying the series to which such covenants, agreements, restrictions or conditions are applicable), and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, agreements, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that, in respect of any such additional covenant, agreement, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of a particular series to waive such default;
     (D) to add, delete or modify any Events of Default with respect to all or any series of the Securities, the form and terms of which are being established pursuant to such supplemental indenture as permitted in Sections 2.01, 3.01 and 3.03 (and, if any such Event of Default is applicable to fewer than all such series of the Securities, specifying the series to which such Event of Default is applicable) and to specify the rights and remedies of the Trustee and the Holders of such Securities in connection therewith;
     (E) to prohibit the authentication and delivery of additional series of Securities, to cure any ambiguity or to correct or supplement any provision contained herein in any supplemental indenture which may be defective or inconsistent with any other provisions contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not be inconsistent with the provisions of this Indenture or any supplemental indenture and shall not adversely affect the interests of the holders of the Securities in any material respect;
     (F) to establish the form and terms of the Securities (or any related Parent Guarantees) of any series as permitted in Sections 2.01, 3.01 and 3.03, or to authorize the issuance of additional Securities of a series previously authorized or to add to the conditions, limitations or restrictions on the authorized amount, terms or purposes of issue, authentication or delivery of the Securities of any series, as herein set forth, or other conditions, limitations or restrictions thereafter to be observed; and
     (G) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.10.
     The Trustee is hereby authorized to join with the Company and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage, or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise. In addition, the Trustee shall not be obligated to enter into any supplemental indenture which provides for the issuance of Securities of any series denominated in a Foreign Currency or currency unit, if the Trustee determines in its reasonable discretion that it would not be able to properly fulfill its obligations hereunder and thereunder in respect of such Securities or to do so would be unduly burdensome to the Trustee.
     Any supplemental indenture authorized by the provisions of this Section 10.01 shall be executed by the Company, the Guarantor and the Trustee and shall not require the consent of the Holders of any of the Securities at the time outstanding, notwithstanding Section 10.02.
10.02 Supplemental Indentures With Consent of Holders.
     With the consent (evidenced as provided in Section 8.01) of the Holders of not less than a majority of the aggregate principal amount of the Securities of any series at the time outstanding, the Company, when authorized by a resolution of its Board of Directors, the Guarantor, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall, but only to the extent applicable, conform to the provisions of the Trust Indenture Act as shall be in force at the date of execution of such supplemental indenture or indentures) for the purpose, with respect to Securities of such series, of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture with respect to Securities of such series or of modifying in any manner the rights of the Holders of the Securities of such series; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity, or the earlier optional date of maturity, if any, of any Security, or reduce the principal amount thereof or the premium thereon, if any, or reduce the rate or extend the time of payment of interest, if any, thereon or make the principal thereof or premium, if any, or interest, if any, thereon payable in any currency other than as provided pursuant to this Indenture or such Security, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Securities of such series then outstanding.
     Upon the request of the Company and the Guarantor, accompanied by a copy of the Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, the Trustee shall join with the Company and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.
     A supplemental indenture which changes or eliminates any provision of this Indenture or of any series of Securities which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series with respect to such provisions, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.
     It shall not be necessary for the consent of the Holders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.
     Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture under this Section 10.02, the Company shall give notice, setting forth in general terms the substance of such supplemental indenture, to the Holders of Securities in the manner provided in Section 1.04. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.
10.03 Effect of Supplemental Indentures.
     Upon the execution of any supplemental indenture pursuant to the provisions of this Article X, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Guarantor and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.
10.04 Notation on Securities in Respect of Supplemental Indentures.
     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article X or after any action taken at a Holders meeting pursuant to the provisions of Article IX may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture or as to any such action. If the Company, the Guarantor and the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, the Guarantor and the Trustee, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company or the Guarantor, authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.
10.05 Opinion of Counsel to Be Given Trustee.
     The Trustee, subject to Section 7.02 and, to the extent applicable, Section 315 of the Trust Indenture Act, shall receive an Opinion of Counsel or an Officers’ Certificate of the Company and the Guarantor as conclusive evidence that any such supplemental indenture is authorized by the terms of this Indenture and that is proper for the Trustee under the provisions of this Article X to join in the execution thereof.
XI. CONSOLIDATION, MERGER AND SALE
11.01 Company May Consolidate or Merge, Etc.
     Subject to the provisions of Section 11.02, nothing contained in this Indenture shall prevent any consolidation of the Company (or the Guarantor) with or the merger of the Company (or the Guarantor) into any other Person, or any merger of any other Person into the Company (or into the Guarantor) or successive consolidations or mergers to which the Company (or the Guarantor) or it successor or successors shall be a party or parties, or shall prevent any sale, transfer or lease of the properties and assets of the Company as an entirety or substantially as an entirety (or of the Guarantor as an entirety or substantially as an entirety) to any other Person lawfully entitled to acquire the same.
11.02 Conditions to Consolidation or Merger, Etc.
     (A) The Company shall not consolidate with or merge into any other Person or sell, transfer or lease its properties and assets as an entirety or substantially as an entirety to another Person unless, in case the Company shall consolidate with or merge into another Person or sell, transfer or lease its properties and assets substantially as an entirety to another Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall assume, by an indenture supplemental hereto executed and delivered to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on, and the Company’s other obligations under this indenture in respect of, the Securities.
     (B) The Guarantor shall not consolidate with or merge into any other Person or sell, transfer or lease its properties and assets as an entirety or substantially as an entirety to another Person unless, in case the Guarantor shall consolidate with or merge into another Person or sell, transfer or lease its properties and assets substantially as an entirety to another Person, the Person formed by such consolidation or into which the Guarantor is merged or the Person which acquires by sale or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety shall assume, by an indenture supplemental hereto executed and delivered to the Trustee, the Guarantor’s obligations in respect in respect of its guarantees under this indenture;
     (C) Every such successor Person, upon executing such indenture supplemental hereto, in form reasonably satisfactory to the Trustee, shall succeed to (and, except in the case of a lease, be substituted for) the Company or the Guarantor, as the case may be, with the same effect as if it had been an original party hereto (which succession shall, except in the case of a lease, relieve the Company or the Guarantor, as the case may be, of all liabilities hereunder), and such successor Person shall possess and from time to time may exercise each and every power hereunder of the Company or the Guarantor, as the case may be, and may execute and deliver Securities or Parent Guarantees, as the case may be, hereunder, either in the name of the Company or the Guarantor, as the case may be, or of such successor Person, and any act or proceeding required by this Indenture to be done or performed by any board or officer of the Company or the Guarantor, as the case may be, may be done or performed with like force and effect by the like board or officer of such successor Person.
11.03 Documents and Opinion to Be Furnished to the Trustee.
     The Company and the Guarantor each covenant and agree that if it shall consolidate with or merge into any other Person or if it shall sell, transfer or lease its properties and assets, as an entirety or substantially as an entirety, it will promptly furnish to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that its covenants contained in Section 11.02 have been complied with.
XII. SATISFACTION AND DISCHARGE OF INDENTURE;
DEFEASANCE; UNCLAIMED MONEYS
12.01 Satisfaction and Discharge of Indenture.
     If (a) the Company (or, if applicable the Guarantor) shall deliver to the Trustee for cancellation all Outstanding Securities, or (b) all Outstanding Securities not delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption and the Company (or, if applicable, the Guarantor) shall deposit with the Trustee as trust funds the entire amount sufficient to pay at maturity or upon redemption all such Securities not delivered to the Trustee for cancellation, including the principal of, premium, if any, and interest, if any, due or to become due to such date of maturity or redemption, and if in either case the Company (or, if applicable, the Guarantor) shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company (or, if applicable, the Guarantor) and at the cost and expense of the Company (or, if applicable, the Guarantor), shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The Company agrees to reimburse the Trustee for any costs or expenses, including reasonable attorneys’ fees, thereafter reasonably and properly incurred by the Trustee without negligence or bad faith in connection with this Indenture or the Securities.

12.02 Satisfaction, Discharge and Defeasance of Securities of Any Series.
     If this Section 12.02 is specified, as contemplated by Section 3.01, to be applicable to Securities of a series, then the Company (and, if applicable, the Guarantor) will be deemed to have been Discharged from its obligations with respect to Securities of such series on the 91st day after the applicable conditions set forth below in clause (A) and in either clause (B) or clause (C) have been satisfied:
     (A)
     (i) the Company (or, if applicable, the Guarantor) has paid or caused to be paid all sums payable with respect to the Outstanding Securities of such series (in addition to any sums required under clause (B) or clause (C), as applicable); and
     (ii) the Company (or, if applicable, the Guarantor) has delivered to the Trustee an Officers’ Certificate of the Company (or, if applicable, of the Guarantor) and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series have been complied with;
     (B)
     (i) the Company (or, if applicable, the Guarantor) shall have deposited or caused to be deposited irrevocably with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (a) money in an amount (in such currency, currencies or currency unit or units in which any Outstanding Securities of such series are payable) or (b) in the case of Securities denominated in Dollars, U.S. Government Obligations or, in the case of Securities denominated in a Foreign Currency, Foreign Government Securities, which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal (including any premium) and interest, if any, under the Securities of such series, money in an amount or (c) a combination of (a) and (b), in each case sufficient (in the opinion with respect to (b) and (c) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) to pay and discharge each installment of principal of (including any premium), and interest, if any, on, the Outstanding Securities of such series on the dates such installments of interest or principal are due, in the currency, currencies or currency unit or units in which such Securities are payable; and
     (ii) (a) no Event of Default or event (including such deposit) which, with notice or lapse of time, would become an Event of Default shall have occurred and be continuing on the date of such deposit, and (b) no Event of Default as defined in Section 6.01(D) or Section 6.01(E), or event which with notice or lapse of time or both would become an Event of Default under either such Section, shall have occurred within 90 days after the date of such deposit;

     (C) the Company (or, if applicable, the Guarantor) has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 3.01, to be applicable to the Securities of such series.
     Any deposits with the Trustee referred to in clause (B)(i) above will be made under the terms of an escrow trust agreement in form and substance reasonably satisfactory to the Trustee. If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any mandatory redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement will provide therefor and the Company will make arrangements for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.
12.03 Application by Trustee of Funds Deposited for Payment of Securities.
     All money deposited with the Trustee pursuant to Sections 12.01 and 12.02, or received by the Trustee in respect of obligations deposited with the Trustee pursuant to Section 12.02 shall be held in trust until such time as such money is to be applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Securities, for the payment of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for the principal thereof, premium, if any, and interest, if any, thereon. Moneys held under this Section 12.03 need not be segregated from other funds except to the extent required by law, and the Trustee shall be under no liability with respect to interest on any such moneys.
12.04 Repayment of Moneys Held by Paying Agent.
     In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent, other than the Trustee, under this Indenture shall, upon and in accordance with demand of the Company (or, if applicable, the Guarantor), be paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.
12.05 Return of Unclaimed Moneys.
     Any moneys deposited with the Trustee or any Paying Agent not applied but remaining unclaimed by the Holders of Securities for two years after the date upon which the principal of, premium, if any, or interest, if any, on such Securities shall have become due and payable shall be repaid to the Company (or, if applicable, the Guarantor) by the Trustee or such agent on written demand; and the Holder of any of the Securities entitled to receive such payment shall thereafter look only to the Company (and, if applicable, the Guarantor) for the payment thereof, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such agent, before being required to make any such repayment, may at the expense of the Company (or, if applicable, the Guarantor) cause to be published once a week for two consecutive weeks (in each case on any day of the week) in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and once in an authorized newspaper in London, notice that said moneys have not been so applied and that after a date named therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of said moneys then remaining will be returned to the Company (or, if applicable, the Guarantor).
XIII. IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS
13.01 Personal Immunity from Liability of Incorporators, Stockholders, Etc.
     No recourse under or upon any obligation, covenant or agreement of this Indenture or any indenture supplemental hereto, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator or against any past, present or future stockholder, officer or director, as such, of the Company or the Guarantor or of any successor corporation, either directly or through the Company or the Guarantor or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and issue of the Securities.
XIV. SUBMISSION TO JURISDICTION
14.01 Agent for Service: Submission to Jurisdiction.
     By the execution and delivery of this Indenture, the Company (i) acknowledges that it has irrevocably designated and appointed National Registered Agents, Inc., 875 Avenue of the Americas, Suite 501, New York, NY 10001 as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to any Securities or this Indenture that may be instituted in any United States federal court located in The Borough of Manhattan, The City of New York, and acknowledges that National Registered Agents, Inc. has accepted such designation and appointment, (ii) irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit or proceeding, and (iii) agrees that service of process upon National Registered Agents, Inc. and written notice of said service to the Company (mailed or delivered to the Company as provided in Section 1.03), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all actions, including the execution and filing of any and all such documents and instruments, as may be reasonably necessary to continue such designation and appointment of National Registered Agents, Inc. in full force and effect so long as this Indenture shall be in full force and effect.
     The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such action, suit or proceeding in any such court or any appellate court with respect thereto. The Company irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit or proceeding in any such court.

14.02 Waiver of Immunities.
     To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Securities, to the extent permitted by law.
XV. Parent Guarantee
15.01 Execution and Delivery of Parent Guarantee.
     If a series of Securities issued or to be issued hereunder is a Guaranteed Series, then the Parent Guarantee to be endorsed on the Securities of such series shall include the terms and form of the Parent Guarantee set forth in Exhibit A hereto or such other terms or form as may be established pursuant to Section 3.01(EE), and the Guarantor hereby agrees to execute all such Parent Guarantees to be endorsed on each Security of such series authenticated and delivered by the Trustee. Notwithstanding anything herein to the contrary, no Securities shall be so endorsed with a Parent Guarantee, and the Guarantor shall be under no obligation to so endorse any Parent Guarantee, unless such Securities are of a Guaranteed Series.
     The Parent Guarantee shall be executed on behalf of the Guarantor by an Authorized Officer of the Guarantor. The signature of any such officer on the Guarantee may be manual or facsimile.
     A Parent Guarantee bearing the manual or facsimile signature of an individual who was at the time of execution an Authorized Officer of the Guarantor shall bind the Guarantor, notwithstanding that any such individual has ceased to be an Authorized Officer prior to the authentication and delivery of the Security on which such Parent Guarantee is endorsed.
     The delivery by the Trustee, after the authentication thereof hereunder, of any Security duly endorsed by a Parent Guarantee shall constitute due delivery of the Parent Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that the Parent Guarantee with respect to any series of Securities that is duly designated with the Guarantor’s express written consent as a Guaranteed Series shall remain in full force and effect notwithstanding any failure to endorse a Parent Guarantee on the related Securities. The Guarantor, by its execution of this Indenture, hereby authorizes the Company, in the name and on behalf of the Guarantor, to confirm any applicable Parent Guarantee to the Holder of each Security authenticated and delivered hereunder by its execution and delivery of each such Security, with such Parent Guarantee endorsed thereon, authenticated and delivered by the Trustee.
[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

Eli Lilly Services, Inc.

By:	/s/ James A. Davlin

Name: James A. Davlin
Title: Vice President

Eli Lilly and Company

By:	/s/ James A. Davlin

Name: James A. Davlin
Title: Assistant Treasurer

Citibank, N.A.

By:	/s/ Wafaa Orfy

Name:Wafaa Orfy Title: Vice President

EXHIBIT A
GUARANTEE
GUARANTEE, dated as of                     , of ELI LILLY AND COMPANY, a corporation organized under the laws of Indiana (the “Guarantor”).
The Guarantor, for value received, hereby agrees as follows for the benefit of the holders of record (the “Holders”) from time to time of the Securities hereinafter described:
     1. The Guarantor irrevocably guarantees payment in full, as and when the same becomes due and payable (whether at maturity, by declaration of acceleration, call for redemption, or otherwise), of the principal of, premium, if any, and interest, if any, on the [title of securities] (the “Securities”) issued by Eli Lilly Services, Inc., a British Virgin Islands corporation and an indirect wholly owned subsidiary of the Guarantor (the “Issuer”), from time to time pursuant to the Indenture, dated as of August 9, 2005 as the same may be amended, supplemented or modified from time to time, among the Issuer, the Guarantor and Citibank, N.A. (the “Indenture”).
     2. The Guarantor’s obligations under this Guarantee shall be unconditional, irrespective of the validity or enforceability of any provision of the Indenture or the Securities.
     3. This Guarantee is a guaranty of the due and punctual payment (and not merely of collection) of the principal of, premium, if any, and interest, if any, on the Securities by the Issuer and shall remain in full force and effect until all amounts have been validly, finally and irrevocably paid in full, and shall not be affected in any way by any circumstance or condition whatsoever, including without limitation (i) the absence of any action to obtain such amounts from the Issuer, (ii) any variation, extension, waiver, compromise or release of any or all of the obligations of the Issuer under the Indenture or the Securities or of any collateral security therefor (provided, however, that no such variation, extension, waiver, compromise or release shall, without the consent of the Guarantor, increase the principal amount of such Securities, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof), or change the stated maturity thereof) or (iii) any change in the existence or structure of, or the bankruptcy or insolvency of, the Issuer or by any other circumstance (other than by complete, irrevocable payment) that might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. The Guarantor waives all requirements as to diligence, presentment, demand for payment, protest and notice of any kind with respect to the Indenture and the Securities.
     4. In the event of a default in payment of principal of, or premium, if any, or interest, if any, on any Securities, the Holders of such Securities may institute legal proceedings directly against the Guarantor to enforce this Guarantee without first proceeding against the Issuer.
     5. This Guarantee shall remain in full force and effect until the date upon which the entire principal of, premium, if any, and interest, if any, on the Securities have been, or have been deemed pursuant to the provisions of Article XII of the Indenture to have been, paid in full or otherwise discharged; provided, however, that this Guarantee shall be reinstated if at any time any payment by the Issuer of the principal of, or premium, if any, or interest, if any, on the

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Securities, in whole or in part, is rescinded or must otherwise be returned by the Holder upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, all as though such payment had not been made.
     6. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.
     7. (a) The Guarantor hereby irrevocably accepts and submits to the non-exclusive jurisdiction of the United States federal courts located in the Borough of Manhattan.
          (b) The Guarantor hereby irrevocably designates, appoints and empowers National Registered Agents, Inc., with offices at 875 Avenue of the Americas, Suite 501, New York, NY 10001, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, service for any and all legal process, summons, notices and documents which may be served in any such action, suit or proceeding brought in the courts listed in Section 7(a) hereof which may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts, with respect to any action, suit or proceeding in connection with or arising out of this Guarantee. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in the City of New York on the terms and for the purposes of this Section 7. The Guarantor further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents out of any of the aforesaid courts in any such action, suit or proceeding by serving a copy thereof upon the agent for service of process referred to in this Section 7 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified airmail, postage prepaid, to it at its address specified in or designated pursuant to this Guarantee. The Guarantor agrees that the failure of any such designee, appointee and agent to give any notice of such service to the Guarantor shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Holders of any Securities to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the undersigned or bring actions, suits or proceedings against the undersigned in such other jurisdictions, and in such other manner, as may be permitted by applicable law. The Guarantor hereby irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Guarantee brought in the courts listed in Section 7(a) and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
     8. The Guarantor shall be subrogated to all rights of the Holders of the Securities against the Issuer in respect of any amounts paid by the Guarantor on account of such Securities pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and premium, if any, and interest, if any, on such Securities shall have been paid in full.

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